UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 16, 2007

                         BROOKLYN FEDERAL BANCORP, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                000-51208                     20-2659598
  --------------------------     ---------------------       -------------------
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


81 Court Street Brooklyn, NY                                   11201
--------------------------------------                         -----
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (718) 855-8500
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
           ---------------------------------------------------------------------
           Appointment of Certain Officers; Compensation Arrangements of Certain
           ---------------------------------------------------------------------
           Officers.
           ---------

     On October 16, 2007, Brooklyn Federal Bancorp, Inc., (the "Company"), the holding company of Brooklyn Federal Savings Bank (the "Bank"), announced that the Board of Directors elected Arthur R. Williams as a member of the Board of Directors of the Company, the Bank and BFS Bancorp, MHC (the "MHC"). Mr. Williams will occupy the position on the Boards of Directors made vacant by the resignation of Director Salvatore Salibello effective September 18, 2007. Mr. Williams will stand for election to the Company's Board of Directors at the 2008 annual meeting of stockholders. Mr. Williams is a certified public accountant and has served as a partner of the certified public accounting practice of A&A Williams LLP, Shelter Island, New York since 1993. The Company anticipates that Mr. Williams will serve on the Company's Audit Committee.

     There were no arrangements or understandings between Mr. Williams and any other person pursuant to which the Board of Directors elected Mr. Williams as a member of the Board.


Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

     (a)  Financial statements of businesses acquired. None

     (b)  Pro forma financial information. None

     (c)  Shell company transactions. None

     (d) Exhibits. None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               BROOKLYN FEDERAL BANCORP, INC.



DATE:  October 19, 2007                    By: /s/ Angelo J. Di Lorenzo
                                           ------------------------
                                           Angelo J. Di Lorenzo
                                           President and Chief Executive Officer